Imagistics International Inc.

Listed NYSE December 3, 2001

(NYSE:IGI)

Investment Community Presentation

June, 2004

Imagistics International Inc.

Introduction

Imagistics Summary

Imagistics is a $620 million direct sales, service and marketing organization located throughout the U. S. and in the U. K.

A leading provider of document imaging solutions, including high performance, leading edge copiers/MFPs and facsimile machines to
Fortune 1000 companies and other organizations

The U.S. Office Document Imaging market is large: $28 billion in 2001, projected at $34 billion in 2006

Installed base of over 250,000 copier/printer and facsimile products

Strong profit margins in a challenging industry

Proven management team

Industry leader in product offerings and customer satisfaction

Introduction

Broad product line targeting enterprise office market:

  Broad B&W product line from 13-85 ppm

  Color copiers/printers  20 - 31 ppm

  Broad workgroup facsimile product line

Facsimile

Multifunctional
Product (MFP)

Digital Copier/Printer
(Color)

Digital Copier/Printer
(Black & White)

Introduction

Workgroup MFP

Facsimile

Color MFP

Departmental MFP

IGI is a leading provider of document imaging solutions utilizing
“best-of-breed” products and superior aftermarket support,
including service and supplies

Products and Solutions

Introduction

Sales force of 200

Major national and
international
corporations

Large governmental
and educational
organizations

National Accounts

Sales force of 200

Acquired businesses
covering secondary
geographic markets

Local, national and
commercial accounts

Business Product Centers

Imagistics has an
extensive national
direct sales force

Sales force of 600

Mid-size and regional
businesses

Commercial Accounts

Extensive Sales Force

Introduction

Introduction

Extensive Service Network

1,200 Imagistics Service Representatives in Major Markets

       Contract Service Representatives in Remote Markets

Strategic Vision

Introduction

To be the leading direct independent
provider of enterprise office imaging
and document solutions by providing
world class products and services with
unparalleled customer support and
satisfaction with a focus on multiple
location customers, thus building
value for our shareholders, customers
and employees.

Workgroup Fax $3.1
Software & Solutions $0.3
Color Copiers $2.5
Production Color $1.5
Color Printers $0.3
B&W Printers $0.5
B&W Copiers $19.4

Workgroup Fax $2.4
Software & Solutions $1.9
Color Copiers $3.1
Production Color $4.5
Color Printers $1.7
B&W Printers $1.0
B&W Copiers $19.3

U.S. Office Document Imaging Market
(Equipment, Supplies and Service)

Industry

Participate in a large market

Significant opportunity for market share gain

Intention to expand our addressable market through additional product offerings

Source: CAP Ventures

2001: $28 Billion

2006: $34 Billion

Imagistics International Inc.

Strategy

Leverage strengths in
customer support to
drive customer
loyalty

Achieve operational
excellence and
benchmark
productivity

Leverage product
and marketplace
strengths to drive
market share

Pursue opportunistic
expansion and
investments

Leading independent
provider of enterprise office
imaging and document
solutions

Execute the unique
strategic business
model

Summary of Strategic Initiatives

Strategy

“Best of Breed” Sourcing Strategy

Strategy

Minolta

Matsushita

Muratec

Brother

Toshiba

Sharp

Imagistics uses various third-party suppliers in order to provide the latest features and technology and allow customers maximum flexibility

The company has strong relationships with these manufacturers, but continues to search for the best products and does not enter exclusive relationships with any suppliers

All producers must meet demanding specifications consistent with the “Imagistics" brand

Imagistics sources its equipment from high-quality suppliers throughout the world

Gain market share through leveraging major share of corporate fax business

Leverage fax customer relationships for copier/MFP

Major advantage for large account market

Unique national direct sales force

Over 1000 direct sales representatives

Customer-centric sales force since October, 2000

Ensures single customer contact and uniform support

Unique product sourcing strategy

“Best of Breed” product families

Fewer platforms optimizes sales productivity and working capital (i.e., inventory, parts)

Leverages industry R&D and market creation investments

Flexible controller strategy, from low-cost to feature-rich from leading vendors

An incremental private brand distribution channel

Minimizes technological obsolescence

Earned “Most Outstanding MFP Line of the Year Award” from Buyers Laboratory (July 2003)

Proven brand name and recognition

Received “The Highest Rank in a Tie in Copier/Multifunction Product Satisfaction in the U.S.”
according to the J. D. Power and Associates 2003 Study

Major brand awareness campaign using television, radio and print

Leverage Product and Marketplace
Strengths to Drive Market Share

Strategy

National direct service and support coverage

1,200 direct service representatives

Proactive service enables 98%+ copier and 99%+ fax uptime

24/7 diagnostic hot-line support

Uniform level of service nationwide

Received “The Highest Rank in a Tie in Copier/Multifunction Product
Satisfaction in the U.S.” according to the J. D. Power and Associates
2003 Study

Centralized, integrated customer administration system

National scope

Ensures billing accuracy and understanding

Enables customer consolidated billing/customized management reports

Leverage Strengths in Customer
Support to Drive Customer Loyalty

Strategy

MetLife®

SBC

GOODYEAR

citibank®

Ford Motor Company™

verizon

Deutsche Bank

Mellon

CIGNA

Boise Cascade Corporation

WINN DIXIE

the real deal

Baxter

ROADWAY Express

PEPSICO

Tropicana

TOYOTA

Bank of America.

Partial Customer List

Strategy

Implement greater standardization in sales practices

Focus compensation plan on higher margin business to drive
profitability

Institute strict adherence to pricing standardization and
disciplines

Make major investments in infrastructure savings

Implement ERP to provide significant long term benefits

Selling, service and administrative (SS&A) expense reductions

Working capital improvements

Customer benefits

Achieve Operational Excellence
and Benchmark Productivity

Strategy

Expand fleet administration capabilities

Increase participation in faster growing market segments

Expand geographic presence

Grow copier business in U.K.

Acquire additional Business Product Centers

Broaden direct distribution in Canada

Entry into Europe

Pursue potential strategic alliances, partnerships and
acquisitions

Explore long-term potential for offering other office products such as printers

Pursue Opportunistic
Expansion and Investments

Strategy

Imagistics International Inc.

Financial

Recurring revenue represents 72% of Total Q1 2004 Revenues

Total Q1 2004 Revenues

Total Q1 2004 Revenues

U.S. Copier

U.S. Facsimile

U.K. Facsimile

Supply
Sales

Support Services

Equipment
Rentals

$158 Million

$158 Million

Equipment
Sales

Recurring Revenue
Components

Imagistics Revenue Sources – First Quarter 2004

Financial

Recurring revenue represents 73% of Total 2003 Revenues

Total 2003 Revenues

Total 2003 Revenues

33%

3%

64%

24%

36%

13%

27%

U.S. Copier

U.S. Facsimile

U.K.
Facsimile

Supply
Sales

Support Services

Equipment
Rentals

$622.2 Million

$622.2 Million

Equipment
Sales

Recurring Revenue
Components

Imagistics Revenue Sources - Full Year 2003

Financial

Summary Income Statement – Q1 2004

(Dollars in millions, except EPS)

(Unaudited)

Q1 2004

Q1 2003

   B/(W)

Sales

82.5

$

73.0

$

13%

Rentals

54.4

57.1

(5%)

Support services

21.4

20.8

3%

Total Revenues

158.3

150.9

5%

Cost of sales

48.9

45.2

(8%)

Cost of rentals

15.8

19.2

18%

Selling, service and administration

82.6

76.9

(7%)

Operating Income

11.0

9.6

14%

Interest expense, net

0.9

1.6

43%

Income before Income Taxes

10.1

8.0

26%

Provision for Income Taxes

4.4

3.2

(34%)

Net Income

5.7

$

4.8

$

21%

Diluted EPS

0.34

$

0.27

$

26%

Financial

Summary Income Statement – Full Year 2003

(Dollars in millions, except EPS)

2003

2002

B/(W)

Sales

316.0

$

314.9

$

          -

Rentals

222.2

232.2

(4%)

Support services

84.0

82.8

1%

   Total Revenues

622.2

629.9

(1%)

Cost of sales

192.8

198.5

3%

Cost of rentals

72.3

84.1

14%

Selling, service and administration

312.7

311.9

          -

   Operating Income

44.4

35.4

25%

Interest expense, net

8.4

8.1

(4%)

   Income before Income Taxes

36.0

27.3

32%

Provision for Income Taxes

15.5

10.9

(42%)

   Net Income

20.5

$

16.4

$

24%

Diluted EPS

1.19

$

0.86

$

38%

Certain previously reported amounts have been reclassified to conform to the current year presentation.

Financial

Condensed Balance Sheets

(Dollars in Millions)

(Unaudited)

(Unaudited)

3/31/04

12/31/03

3/31/04

12/31/03

Cash

12.5

$

22.9

$

Payables

67.1

$

79.3

$

Receivables

119.8

107.7

Advance Billings

15.2

16.3

Accrued Billings

22.2

20.9

Current Long-Term Debt

0.5

0.5

Inventories

83.6

86.1

Total Current

82.8

96.1

Other Current

32.5

29.0

Total Current

270.6

266.6

Long-Term Debt

77.8

62.9

Other

21.2

20.3

P, P&E

53.5

53.2

Total Liabilities

181.8

179.3

Rental Assets

63.2

67.2

Goodwill

59.0

55.4

Other

4.2

4.3

Equity

268.7

267.4

Total Assets

450.5

$

446.7

$

Total Liabilities & Equity

450.5

$

446.7

$

Financial

Financial

Cash Flow Summaries

(Dollars in Millions)

(Unaudited)

3/31/2004

3/31/2003

Net Income

5.7

$

4.8

$

Depreciation and amortization

17.1

19.0

Provision for bad debt

2.4

2.6

Reserve for obsolete inventory

1.4

1.5

Deferred taxes on income

(2.5)

0.3

Net working capital

(28.9)

(4.7)

Other, net

1.1

(1.0)

Net cash (used in) provided by operating activities

(3.7)

22.5

Expenditure for rental assets

(9.8)

(10.6)

Acquisitions, net of cash acquired

(2.8)

(4.8)

Other investing activities

(3.8)

-

Net cash used in investing activities

(16.4)

(15.4)

Purchase of treasury stock

(6.3)

(12.6)

Net loan borrowings (repayments)

14.9

(0.2)

Exercises of stock options, including sales

   under employee stock purchase plan

1.1

0.9

Net cash provided by (used in) financing activities

9.7

(11.9)

(Decrease) in cash

(10.4)

$

(4.8)

$

Total Debt

$150

$100

10/31/01

12/31/01

3/31/02

$117

$100

Financial

6/30/02

$83

(Dollars in millions)

$150

9/30/02

$50

12/31/02

$74

3/31/03

6/30/03

$74

$74

$74

9/30/03

$54

12/31/03

$63

3/31/04

$78

6/30/02

Stock Repurchases and Authorization

$100

3/31/02

Financial

9/30/02

$13

(Dollars in millions)

$30

$50

$0

Repurchase Authorization

$58

12/31/02

$37

3/31/03

$49

6/30/03

$57

$78

9/30/03

$63

12/31/03

$65

3/31/04

$71

5/12/04

$108

Financial Model

2002

2003

Q1 2004

Revenue Growth

0.6%

(1.0%)

5.0%

Sales Gross Margin

37.0%

39.0%

40.7%

Rental Gross Margin

63.8%

67.5%

71.0%

SS&A % Revenue

49.5%

50.3%

52.2%

Interest Expense

8.1

$

8.4

$

0.9

$

Tax Rate

39.9%

43.1%

43.0%

Diluted EPS

0.86

$

1.19

$

0.34

$

1.46

$

1.48

$

Decrease

Decrease

Slight Decrease

2004 Outlook

Decrease

Slight Increase

B/(W) 2003

Financial

Summary

Excellent two full years of operations, including improved profitability and strengthened balance sheet

Well capitalized company with a unique strategic business model and strong potential for market share growth

Significant recurring revenue stream which provides consistency of results -
equipment rentals, supply sales and support services represent 73% of total revenue

Strategic business model of sourcing “best of breed” products from third party manufacturers minimizes risk

Capital expenditures primarily limited to revenue-producing assets

Leverages R&D and marketing expenses of strategic partners and industry

Reduces working capital requirements

Minimizes technological obsolescence

Superior national sales and service capabilities

Highly satisfied, FORTUNE 1000 customer base with a high retention rate

Strong balance sheet and significant cash generation to support debt reduction, stock repurchases and investments

Forward-Looking Statement

The statements contained in this news release that are not purely historical are forward-looking statements, within the meaning of the Private Securities Litigation
Reform Act of 1995, that are based on management's beliefs, certain assumptions and current expectations. These statements may be identified by their use of forward-
looking terminology such as the words "expects," "projects," "anticipates," "intends" and other similar words. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, general economic, business and market conditions, competitive pricing pressures, timely development and acceptance of new products, our reliance on third party suppliers, potential disruptions affecting the international shipment of goods, potential disruptions in implementing information technology systems, our ability to create brand recognition under our new name and currency and interest rate fluctuations. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Imagistics 2002 Form 10-K
and other SEC filings.  The forward-looking statements contained in this news release are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new informati on or otherwise.